SUPPLEMENT TO THE CURRENTLY EFFECTIVE PROSPECTUS:

                                -----------------

                     Tax-Exempt California Money Market Fund



Effective on or about August 26, 2008, the existing shares of Tax-Exempt California Money Market Fund will be redesignated as a separate share class named Tax-Exempt California Money Market Fund -- Premier Shares.

This change does not represent a change in the current investment strategy or policies of the fund.







               Please Retain This Supplement for Future Reference


August 11, 2008
TEC-3601